SECURITIES PURCHASE AND SUPPLEMENTAL
                            EXCHANGE RIGHTS AGREEMENT

     SECURITIES PURCHASE AND SUPPLEMENTAL EXCHANGE RIGHTS AGREEMENT (the "Agreement"), dated as of July 30, 2001 by and among Pro Tech Communications, Inc., a Florida Corporation, with headquarters located at 3311 Industrial 25th Street, Fort Pierce, Florida 34946 ("Pro Tech"), NCT Group, Inc., a Delaware corporation, with headquarters located at 20 Ketchum Street, Westport, Connecticut 06880 ("NCT"), and Alpha Capital Aktiengesellschaft, a Lichtenstein corporation ("Buyer").

     WHEREAS, Pro Tech, NCT and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, Pro Tech has authorized a new series of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), designated the Series B Convertible Preferred Stock (the "Series B Preferred Shares") with a stated value of $1,000 per share ("Stated Value") and an accretion rate of 4% per annum on the Stated Value ("4% Accretion"), which shall be convertible into shares of Pro Tech's common stock, $0.001 par value per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of Pro Tech's Articles of Amendment to Articles of Incorporation dated as of July 30, 2001 (the "Articles of Amendment"), to be filed by Pro Tech with the Secretary of State of the State of Florida on or prior to the Closing (as defined herein) substantially in the form attached hereto as Exhibit "A";

     WHEREAS, Pro Tech shall issue a Warrant (as defined below) to Buyer on the Closing Date to purchase shares of Common Stock as additional consideration to induce Buyer to enter into this Agreement;

     WHEREAS, Buyer desires to purchase from Pro Tech, and Pro Tech desires to issue and sell to Buyer, upon the terms and conditions stated in this Agreement, 500 shares of Series B Preferred Stock;

     WHEREAS, NCT is granting Buyer supplemental exchange rights whereby Buyer may, in accordance with and subject to the terms of this Securities Purchase Agreement, exchange Series B Preferred Shares for shares of NCT's common stock, $0.01 par value per share (the "NCT Common Stock") (as exchanged, the "Exchange Shares"); and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, (1) Pro Tech and Buyer are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit "B" (the "Pro Tech Registration Rights Agreement") pursuant to which Pro Tech has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws, and
(2) NCT and Buyer are executing and delivering a Registrations Rights Agreement substantially in the form hereto as Exhibit "C" (the "NCT Registration Rights Agreement") pursuant to which NCT has agreed, as the case may arise, to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, in consideration of the premises hereof and the mutual covenants, representations and warranties contained herein, Pro Tech, NCT and Buyer hereby agree as follows:

1.   PURCHASE AND SALE OF SERIES B PREFERRED SHARES.

          a. Purchase of Series B Preferred Shares. Subject to the satisfaction (or waiver) of the conditions precedent to Closing (as defined below) as set forth in Sections 9, 10 and 11 below, on the Closing Date (as defined below), Pro Tech shall issue and sell to the Buyer, and the Buyer shall purchase from Pro Tech, five hundred (500) shares of Series B Preferred Shares, in consideration for Five Hundred Thousand Dollars ($500,000) cash (the "Purchase Price").

          b. Closing Date. The date and time of the closing (the "Closing Date") shall be 10:00 a.m. Eastern Daylight Savings Time, within five (5) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions precedent to Closing set forth herein (or such later date as is mutually agreed to in writing by Pro Tech, NCT and the Buyer). The closing (the "Closing") shall occur on the Closing Date at the offices of NCT Group, Inc., located at 20 Ketchum Street, Westport, Connecticut 06820.

          c. Form of Payment. On the Closing Date, (i) Buyer shall pay the Purchase Price for the five hundred (500) Series B Preferred Shares to be issued and sold to Buyer at the Closing, in United States dollars by wire transfer of immediately available funds to an account designated in writing by Pro Tech for such purpose. Pro Tech shall deliver a share certificate representing such Series B Preferred Shares to Buyer, duly executed on behalf of Pro Tech and registered in the name of Buyer or its designee (the "Series B Certificate").

2. WARRANT. Pro Tech will issue to Buyer a warrant (the "Warrant") to purchase one million (1,000,000) shares of Common Stock (the "Warrant Shares") at an exercise price of $0.13 per share, substantially in the form attached hereto as Exhibit "D" (the "Warrant Agreement").

3. BUYER'S SUPPLEMENTAL RIGHTS TO EXCHANGE SERIES B PREFERRED SHARES FOR NCT COMMON STOCK

     The Buyer of Series B Preferred Shares shall be entitled, at its sole election and in lieu of Buyer's conversion rights provided for in the Articles of Amendment, to exchange shares of Series B Preferred Stock for shares of NCT Common Stock on the following terms and conditions:

          a. Exchange Rights. At any time on or after six (6) months after the Issuance Date (as defined below), Buyer shall have the right, at Buyer's option, to exchange up to and including fifty percent (50%) of the Series B Preferred Shares for fully paid and nonassessable shares of NCT Common Stock at the Exchange Rate (as defined below). Furthermore, at any time on or after twelve (12) months after the Issuance Date (as defined below), Buyer shall also have the right, at Buyer's option, to exchange up to and including one hundred percent (100%) of the Series B Preferred Shares for fully paid and nonassessable shares of NCT Common Stock at the Exchange Rate (as defined below).

          b. Exchange Rate. The number of shares of NCT Common Stock issuable upon exchange of each of the Series B Preferred Shares pursuant to this
     Section 3 shall be determined according to the following formula (the "Exchange Rate"):

                  Face Value = Number of Shares of
                               Exchange Price NCT Common Stock

     provided that NCT shall have the option to pay the 4% Accretion accrued on each Series B Preferred Share in either cash or cash equivalents. If NCT elects to pay the 4% Accretion accrued in cash or cash equivalents, the Exchange Rate shall be:

                  Stated Value = Number of Shares of
                                 Exchange Price NCT Common Stock


      For purposes of this Agreement, the following terms shall have the following meanings:

                    (i) "Face Value" equals the Stated Value plus the 4% Accretion accrued on each share of Series B Preferred Stock;

                    (ii) "Exchange Price" means the amount obtained by multiplying 0.8 by the lowest average of the average Closing Bid Price (as defined below) for the NCT Common Stock for any consecutive five (5) day trading period out of the fifteen (15) trading days preceding such relevant date;

                    (iii) "Closing Bid Price" means,  for any security as of any date, the last closing bid price on the Nasdaq National Market System (the "Nasdaq-NM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq-NM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the issuer of the security (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

                    (iv) "Issuance Date" means the Closing Date.

          c. Buyer's Delivery Requirements. To exchange Series B Preferred Shares into full shares of NCT Common Stock on any date (such date, an "Exchange Date") in accordance with and subject to the terms and conditions set forth in Section 3(a) hereof, the Buyer shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Time, on such date, a copy of a fully executed notice of exchange in the form attached hereto as Exhibit "E" (the "Notice of Exchange") to NCT (Attn: Chief Financial Officer, NCT Group, Inc., 20 Ketchum Street, Westport, Connecticut 06880, facsimile number (203) 226-4338, with a copy to Pro Tech at the address given in Section 14(g) herein, and (B) surrender to a common carrier for delivery to NCT as soon as practicable following such notice, the original certificates representing the Series B Preferred Shares, duly endorsed for transfer or accompanied by a duly executed assignment, being exchanged (or an indemnification undertaking with respect to such certificates in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Notice of Exchange.

          d. NCT Response. Upon receipt by NCT of a facsimile copy of a Notice of Exchange, NCT shall immediately send, via facsimile, a confirmation of receipt of such Notice of Exchange to Buyer ("Confirmation of Receipt"). Upon receipt by NCT of the Preferred Stock Certificates to be exchanged pursuant to a Notice of Exchange, together with the originally executed Notice of Exchange (such date, "NCT's Receipt"), NCT or NCT's Transfer Agent (as applicable) shall, within five (5) business days following NCT's Receipt, issue and surrender to a common carrier for overnight delivery to the address as specified in the Notice of Exchange, a certificate, duly executed on behalf of NCT and registered in the name of the Buyer or its designee, for the number of shares of NCT Common Stock (the "Exchange Shares") to which the Buyer shall be entitled.

          e. Record Holder. The person or persons entitled to receive the Exchange Shares shall be treated for all purposes as the record holder or holders of such shares of NCT Common Stock on the Exchange Date. NCT shall be treated by Pro Tech for all purposes as the record holder of such shares of Series B Preferred Shares on the Exchange Date, and Pro Tech shall amend its records to so reflect.

          f. NCT's Failure to Timely Exchange. If NCT shall fail to issue to Buyer within seven (7) business days following NCT's Receipt, a certificate for the Exchange Shares, in addition to all other available remedies which Buyer may pursue hereunder, (i) NCT shall pay additional damages to Buyer on each day after the seventh (7th) business day following NCT's Receipt until the day delivery is effected or a Redemption (as defined below) has occurred, an amount equal to 1.0% of the product of (A) the number of shares of NCT Common Stock not issued to the Buyer and to which Buyer is entitled and (B) the Closing Bid Price (the "Redemption Price") of the NCT Common Stock on the business day following NCT's Receipt, and (ii) with respect to the unexchanged shares of Series B Preferred Stock, Buyer shall have the right, in its sole discretion, to require NCT to redeem for cash from Buyer those Series B Preferred Shares for which NCT has failed to issue Exchange Shares in accordance with Buyer's Notice of Exchange (a "Redemption"), at the Redemption Price. The parties agree (i) that the timely exchange of Series B Preferred Shares for Exchange Shares is a material element of this Agreement, (ii) that the Buyer will suffer damages which may be difficult to quantify if NCT fails, for any reason, to timely deliver the Exchange Shares, and (iii) that any amount paid under this subsection shall be paid as liquidated damages and not as a penalty.

4.   BUYER'S REPRESENTATIONS AND WARRANTEES.

     Buyer represents and warrants to Pro Tech and NCT that:

          a. Investment Purpose. Buyer is acquiring (A) the Series B Preferred Shares, and (i) upon conversion of the Series B Preferred Shares, will acquire the Conversion Shares then issuable or (ii) upon any exchange of the Series B Preferred Shares, will acquire the Exchange Shares then issuable and (B) the Warrant, pursuant to the terms and conditions of the Warrant Agreement, and upon exercise of the Warrant, will acquire Warrant Shares, for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any Series B Preferred Shares, Conversion Shares, Exchange Shares, Warrant or Warrant Shares for any minimum or other specific term and reserves the right to dispose of Series B Preferred Shares, Conversion Shares, Exchange Shares, Warrant or Warrant Shares at any time in accordance with or pursuant to an effective registration statement under the 1933 Act and in compliance with applicable state securities laws or an exemption from such registration.

          b. Accredited Investor Status. Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D. As such, the Buyer is able to bear the economic risk of an investment in the Series B Preferred Shares and, as of the date hereof, is able to afford a total and complete loss of its investment.

          c. Sophisticated Investor. Buyer has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risk of an investment in the Series B Preferred Shares, the Conversion Shares, the Exchange Shares and the Warrant Shares and, to the extent necessary, has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of Buyer's investments in the Series B Preferred Shares, the Conversion Shares, the Exchange Shares and the Warrant Shares.

          d. Reliance on Exemptions. Buyer understands and acknowledges that the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant and the Warrant Shares are being offered and sold to it in a private placement in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Pro Tech and NCT are relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such securities.

          e. Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Pro Tech and NCT and materials relating to the offer and sale of the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant and the Warrant Shares which have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of Pro Tech and NCT. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or their representatives shall modify, amend or affect the Buyer's right to rely on Pro Tech's representations and warranties contained in Section 5 below or NCT's representations and warranties contained in Section 6 below. Buyer understands that its investment in the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant and the Warrant Shares involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant and the Warrant Shares.

          f. No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant or the Warrant Shares, or the fairness or suitability of the investment in the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant or the Warrant Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Series B Preferred Shares, the Conversion Shares, the Exchange Shares, the Warrant or the Warrant Shares.

          g. Legal Fees and Finder Fees. To the best of its knowledge, other than as provided for in Section 7(i) herein, Buyer has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

          h. Buyer Liquidity. Buyer has adequate means of providing for its current needs and foreseeable financial contingencies.

          i. Transfer or Resale of Series B Preferred Shares, Conversion Shares, Warrant and Warrant Shares. Buyer understands that except as provided in the Pro Tech Registration Rights Agreement: (i) the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of by Buyer unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) Buyer shall have delivered to Pro Tech an opinion of counsel, in form and substance reasonably satisfactory to Pro Tech, to the effect that such securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, (c) Buyer provides Pro Tech with written customary assurance that such securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"), or (d) Buyer exchanges the Series B Preferred Shares for Exchange Shares pursuant to Section 3 above;
     (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither Pro Tech nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws, if applicable, or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the registration or qualification of the Series B Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares of Buyer in accordance with Section 4(i)(i)(a) through Section 4(i)(i)(d), Buyer agrees not to knowingly sell, transfer, assign, pledge, exchange, hypothecate or otherwise dispose of such Series B Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares and any registration rights thereto to a Competitor (as defined in Section 12(b) hereof ) of Pro Tech or its affiliates (as defined in Rule 501 of Regulation D of the 1933 Act) ("Affiliates").

          j. Transfer or Resale of Exchange Shares. Buyer understands that except as provided in the NCT Registration Rights Agreement: (i) the Exchange Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of by Buyer unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) Buyer shall have delivered to NCT an opinion of counsel, in form and substance reasonably satisfactory to NCT, to the effect that such securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, or (c) Buyer provides NCT written customary assurance that such securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144; (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither NCT nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws, if applicable, or to comply with the terms and conditions of any exemption thereunder.

          k. Legends on Series B Preferred Shares, Conversion Shares, Warrant and Warrant Shares. Buyer understands that the certificates or other instruments representing (A) the Series B Preferred Shares and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Pro Tech Registration Rights Agreement, the stock certificates representing the Conversion Shares and (B) the Warrant and, until such time as the sale of the Warrant Shares have been registered under the 1933 Act as contemplated by the ProTech Registration Rights Agreement, the stock certificates representing the Warrant Shares, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     The legend set forth above shall be removed and Pro Tech shall issue a certificate or other instrument without such legend to the holder of the Series B Preferred Shares, the Conversion Shares, and the Warrant Shares, upon which it is stamped, if, unless otherwise required by state securities laws, (i) with respect to the Conversion Shares and the Warrant Shares only, the sale of the Conversion Shares or the Warrant Shares is registered under the 1933 Act, respectively, (ii) in connection with a sale transaction, such holder provides Pro Tech with an opinion of counsel, in form and substance reasonably acceptable to Pro Tech, to the effect that a public sale, assignment, transfer or other disposition of the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares may be made without registration under the 1933 Act, or (iii) such holder provides Pro Tech with written customary assurance that the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares can be sold pursuant to Rule 144.

          l. Legends on Exchange Shares. Buyer understands that the certificates or other instruments representing the Exchange Shares and, until such time as the sale of the Exchange Shares have been registered under the 1933 Act as contemplated by the NCT Registration Rights Agreement, the stock certificates representing the Exchange Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     The legend set forth above shall be removed and NCT shall issue a certificate without such legend to the holder of the Exchange Shares, upon which it is stamped, if, unless otherwise required by state securities laws, (i) with respect to the Exchange Shares, the sale of the Exchange Shares is registered under the 1933 Act, (ii) in connection with a sale transaction, such holder provides NCT with an opinion of counsel, in form and substance reasonably acceptable to NCT, to the effect that a public sale, assignment, transfer or other disposition of the Exchange Shares may be made without registration under the 1933 Act, or (iii) such holder provides NCT with written customary assurance that the Exchange Shares can be sold pursuant to Rule 144.

          m. Powers; Authorization; Enforceability. Buyer has all corporate or company power and authority to enter into and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally the enforcement of, applicable creditors' rights and remedies.

          n. Conflicts. Except as disclosed in Schedule 4(n), the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not (i) conflict with or violate its organizational charters or by-laws, (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party, or (iii) to Buyer's knowledge, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer or any of its subsidiaries, or by which any property or asset of Buyer or any of its subsidiaries is bound or affected.

5.   REPRESENTATIONS AND WARRANTIES OF PRO TECH.

     Pro Tech represents and warrants to each of the Buyer and NCT that:

          a. Organization and Qualification. Pro Tech is a corporation duly organized and validly existing in good standing under the laws of the state of Florida, and has the requisite corporate power and authority to own and lease its properties (if any) and assets and to carry on its business as now being conducted. Pro Tech is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, operations, properties, financial condition or results of operations of Pro Tech. As of the date hereof, Pro Tech has no
     Subsidiaries. For purposes of this Agreement, "Subsidiaries" or "Subsidiary" of a person or entity shall mean any corporation, partnership, limited liability company, association or other business entity at least fifty percent (50%) of the outstanding voting power of which is at the time owned or controlled directly or indirectly by such person or entity or by one or more of such subsidiary entities, or both.

          b. Authorization, Enforcement, Compliance with Other Instruments. Pro Tech has the requisite corporate power and authority to enter into and perform this Agreement, the Pro Tech Registration Rights Agreement and any related agreements (collectively, the "Transaction Documents"), and to issue the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares in accordance with and subject to the terms and conditions hereof and thereof. The Articles of Amendment have been duly authorized by the Board of Directors of Pro Tech and shall be filed with the Secretary of State of the State of Florida on or prior to the Closing. The execution and delivery of the Transaction Documents by Pro Tech and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance of the Series B Preferred Shares and the Warrant and the reservation for issuance and subsequent issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by Pro Tech's Board of Directors and no further consent or authorization is required by Pro Tech, its Board of Directors or its shareholders. The Transaction Documents have been duly executed and delivered by Pro Tech and, when delivered, constitute the valid and binding obligations of Pro Tech enforceable against Pro Tech in accordance with their terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, and subject to the limitation that the indemnification and contribution provisions of the Pro Tech Registration Rights Agreement may be unenforceable as a matter of public policy. On or prior to the Closing Date, the Articles of Amendment will be filed with the Secretary of State of the State of Florida and will be in full force and effect, enforceable against Pro Tech in accordance with its terms.

          c. Capitalization. As of the date hereof, the authorized capital stock of Pro Tech consists of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, of which approximately 33,000,0000 shares of Common Stock were issued and outstanding as of July 12, 2001, and, except for 100 shares of Series A Preferred Stock, no shares of preferred stock were issued and outstanding. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 5(c), no shares of Common Stock or Preferred Stock are subject to preemptive or similar rights or any liens or encumbrances suffered or permitted by Pro Tech. Except as disclosed in Schedule 5(c), as of the effective date of this Agreement:

                    (i)  there  are no  outstanding  options,  warrants,  scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Pro Tech, or contracts, commitments, understandings or arrangements by which Pro Tech is or may become bound to issue additional shares of capital stock of Pro Tech;

                    (ii) there are no outstanding debt securities; and

                    (iii) there are no  unperformed  agreements or  arrangements under which Pro Tech is obligated to register the sale of any of their securities under the 1933 Act (except the Pro Tech Registration Rights Agreement).

               Pro Tech has furnished to Buyer true and correct copies of Pro Tech's Amended and Restated Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and Pro Tech's Bylaws, as in effect on the date hereof (the "Bylaws").

          d. Issuance of Securities. The Series B Preferred Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable, (ii) free from all taxes, liens, encumbrances, security interests and charges with respect to the issue thereof, and (iii) entitled to the rights and preferences set forth in the Articles of Amendment. The Conversion Shares issuable upon conversion of the Series B Preferred Shares have been duly authorized. Upon conversion or exercise in accordance with the Articles of Amendment, the Conversion Shares will be validly issued, fully paid and nonassessable, free from all taxes, liens, encumbrances, security interests and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Warrant and the Warrant Shares issuable upon exercise of the Warrant have been duly authorized. Upon exercise of the Warrant in accordance with the Warrant Agreement, the Warrant Shares will be validly issued, fully paid and nonassessable, free from all taxes, liens, encumbrances, security interests and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

          e. No Conflicts. Except as disclosed in Schedule 5(e), the execution, delivery and performance of this Agreement by Pro Tech and the consummation by Pro Tech of the transactions contemplated hereby will not (i) conflict with or violate the Articles of Incorporation or By-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Pro Tech is a party, which conflict or default would have a material adverse effect on the business, operations, properties, financial condition or results of operations of Pro Tech, or
     (iii) to Pro Tech's knowledge, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to Pro Tech, or by which any property or asset of Pro Tech is bound or affected.

          f. No Default or Violation. Except as disclosed in Schedule 5(f), Pro Tech is not in violation of any term of or in default under its Articles of Incorporation or By-laws, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to Pro Tech. To Pro Tech's knowledge, the business of Pro Tech is not being conducted, and shall not be conducted in violation of any law, ordinance or regulation of any governmental entity.

          g. Consents. Except as specifically contemplated by this Agreement and as required under the 1933 Act and applicable state securities laws, Pro Tech is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or governmental agency in connection with the execution, delivery or performance of any of its obligations under or contemplated by this Agreement or the Pro Tech Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in Section 7(f) and Schedule 5(g), all consents, authorizations, orders, filings and registrations which Pro Tech is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

          h. SEC Documents: Financial Statements. Since January 1, 1999, Pro Tech has timely filed all reports, schedules, forms, statements and other documents, except for Pro Tech's Quarterly Report on Form 10-QSB for the period ended July 31, 2000, required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing materials filed prior to the date hereof and all exhibits included therein and financial statements, schedules and documents incorporated by reference therein, being hereinafter collectively referred to as the "SEC Documents"). Pro Tech has delivered or made available to Buyer or its representative true and complete copies of the SEC Documents. As of their respective dates, the financial statements of Pro Tech contained in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Pro Tech as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of Pro Tech to Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 4(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          i. Absence of Certain Changes. Except as disclosed in Schedule 5(i), since the date of the financial statements included in Pro Tech's last filed Quarterly Report on Form 10-Q for the period ended March 31, 2001, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of Pro Tech. Pro Tech has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law, nor does Pro Tech have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to Pro Tech's knowledge, threatened against or affecting Pro Tech or the Common Stock wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby; (ii) adversely affect the validity or enforceability of, or the authority or ability of Pro Tech to perform its obligations under, the Transaction Documents; or (iii) except as expressly set forth in Schedule 5(j), reasonably be expected to have a material adverse effect on the business, operations, properties, financial condition or results of operation of Pro Tech.

          k. Acknowledgment Regarding Buyer's Purchase of Series B Preferred Shares. Pro Tech acknowledges and agrees, based upon Buyer's representations, that Buyer is acting solely in the capacity of an arms-length purchaser with respect to this Agreement and the transactions contemplated hereby. Pro Tech further acknowledges that Buyer is not acting as a financial advisor or fiduciary of Pro Tech (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer's purchase of the Series B Preferred Shares, the Conversion Shares or the Warrant Shares. Pro Tech further represents to Buyer that Pro Tech's decision to enter into this Agreement has been based solely on the independent evaluation by Pro Tech and its representatives.

          l. No Undisclosed Events, Liabilities, Developments or Circumstances. To Pro Tech's knowledge, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to Pro Tech or its business, properties, prospects, operations or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the Buyer.

          m. No General Solicitation. Neither Pro Tech, nor any of its Affiliates, nor any person acting on its or their behalf, has distributed any offering materials or engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Series B Preferred Shares, the Conversion Shares, the Warrant or the Warrant Shares.

          n. Employee Relations. Pro Tech is not involved in any labor dispute nor, to Pro Tech's knowledge is any such dispute threatened. None of Pro Tech's employees is a member of a union and Pro Tech believes that its relations with its employees are satisfactory.

          o. Environmental Laws. Pro Tech, to Pro Tech's knowledge, (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all material terms and conditions of any such permit, license or approval.

          p. Title. Pro Tech has good and marketable title to, or the right to use, all personal property owned or leased by it which is material to the business of Pro Tech, in each case free and clear of all liens, encumbrances and defects, except as described in Schedule 5(p) and except for those which do not materially affect the value of such property or interfere with the use made and proposed to be made of such property by Pro Tech. Pro Tech does not own any real property. Any real property and facilities held under lease by Pro Tech are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Pro Tech .

          q. Insurance. Pro Tech is insured by insurers which Pro Tech believes are of recognized financial responsibility against such losses and risks and in such amounts as management of Pro Tech believes to be prudent and customary in the businesses in which Pro Tech is engaged. Pro Tech has no knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from like insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of Pro Tech.

          r. Regulatory Permits. Pro Tech, to Pro Tech's knowledge, possesses all certificates, authorizations, licenses and permits required by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where failure to have such certificates, authorizations, licenses or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or operations of Pro Tech. Pro Tech has no knowledge of, or has not received notice of, proceedings relating to the revocation or modification of any such certificate, authorization, license or permit.

          s. Internal Accounting Controls. Pro Tech maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          t. No Materially Adverse Contracts, etc. Pro Tech is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which, in the judgment of Pro Tech's officers, has or is reasonably expected in the future to have a material adverse effect on the businesses, properties, operations, financial condition, results of operations or prospects of Pro Tech. Pro Tech is not a party to any contract or agreement which, in the judgment of Pro Tech's officers, has or is reasonably expected to have a material adverse effect on the businesses, properties, operations, financial condition, results of operations or prospects of Pro Tech.

          u. Tax Status. Except as set forth on Schedule 5(u), Pro Tech has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Pro Tech has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations (except those being contested in good faith) and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Pro Tech have no knowledge of, and know of no basis for, any such claim.

          v. Certain Transactions. Except as set forth on Schedule 5(v), in the SEC Documents and arms-length transactions pursuant to which Pro Tech makes payments in the ordinary course of business upon terms no less favorable than Pro Tech could obtain from third parties and other than the grant of stock options disclosed on Schedule 5(c), none of the officers, directors, or employees of Pro Tech is presently a party to any transaction with Pro Tech (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to Pro Tech's knowledge, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          w. Dilutive Effect. Pro Tech understands and acknowledges that the number of Conversion Shares and Warrant Shares issuable upon conversion of the Series B Preferred Shares and exercise of the Warrant will increase in certain circumstances. Pro Tech further acknowledges that its obligation to issue Conversion Shares upon the conversion of the Series B Preferred Shares in accordance with this Agreement and the Articles of Amendment is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of Pro Tech. Pro Tech further acknowledges that its obligation to issue Warrant Shares upon the exercise of the Warrant in accordance with this Agreement and the Warrant is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of Pro Tech.

          x. Fees and Rights of First Refusal. Pro Tech is not obligated to offer the securities offered hereunder on a right of first refusal basis or similar right to any third parties including, but not limited to, current or former shareholders of Pro Tech, underwriters, brokers, agents or other third parties.

          y. Investment Company. Pro Tech is not, and is not controlled by or under common control with an Affiliate of, an "investment company" within the meaning of the Investment Company of Act of 1940, as amended.

          z. No Broker Commissions or Finder Fees. Pro Tech has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

          aa. Pro Tech's Representations and Warranties Generally. To Pro Tech's knowledge, neither this Agreement nor the Schedules attached hereto furnished by or on behalf of Pro Tech contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading.

          bb. Pro Tech's Knowledge Generally. Where any representation, warranty or statement contained herein regarding a specific matter relating to Pro Tech or its business or affairs is qualified by the phrase "to Pro Tech's knowledge" or any similar phrase relating to the knowledge of Pro Tech, it is intended to mean the actual knowledge of any executive, manager or director of Pro Tech, and an individual shall be deemed to have "knowledge" of a particular fact, circumstance or other matter if: (a) such person is actually aware of such fact or matter or (b) a prudent individual would be expected to discover or otherwise become aware of such fact, circumstance or other matter in the course of conducting a reasonable inquiry concerning the truth or existence of such fact, circumstance, or other matter.

6.   REPRESENTATIONS AND WARRANTIES OF NCT

     NCT represents and warrants to Buyer that:

          a. Organization and Qualification. NCT is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware, and has the requisite corporate power and authority to own and use its properties (if any) and assets and to carry on its business as now being conducted. NCT has no material subsidiaries other than as set forth on NCT's most recently filed Annual Report on Form 10-K, as amended. Each of such subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to carry on its business as currently conducted. Each of NCT and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on NCT and its subsidiaries taken as a whole.

          b. Authorization, Enforcement, Compliance with Other Instruments. NCT has the requisite corporate power and authority to enter into and perform this Agreement, the NCT Registration Rights Agreement and any related agreements (collectively, the "NCT Transaction Documents"), and to issue the Exchange Shares in accordance with the terms hereof and thereof. The execution and delivery of the NCT Transaction Documents by NCT and the consummation by it of the transaction contemplated thereby, including, without limitation, the reservation for issuance of the Exchange Shares issuable upon exchange thereof, have been duly authorized by NCT's Board of Directors and no further consent or authorization is required by NCT, its Board of Directors or its stockholders. The NCT Transaction Documents have been duly executed and delivered by NCT and, when delivered, constitute the valid and binding obligations of NCT enforceable against NCT in accordance with their terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, and subject to the limitation that the indemnification and contribution provisions of the NCT Registration Rights Agreement may be unenforceable as a matter of public policy.

          c. Capitalization. As of the date hereof, the authorized capital stock of NCT consists of 645,000,000 shares of NCT Common Stock and 10,000,000 shares of NCT Preferred Stock, of which approximately 393,000,000 shares of NCT Common Stock were issued and outstanding as of July 12, 2001, and no shares of preferred stock are issued and outstanding as of the date hereof. All of such outstanding shares of NCT Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 6(c), no shares of NCT Common Stock or NCT Preferred Stock are subject to preemptive or similar rights or any liens or encumbrances suffered or permitted by NCT. Except as disclosed in Schedule 6(c), as of the effective date of this Agreement:

                         (i) there are no outstanding options,  warrants, scrip,
                    notes or debentures, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of NCT or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which NCT or any of its subsidiaries is or may become bound to issue additional shares of capital stock of NCT or any of its subsidiaries;

                         (ii) there are no outstanding debt securities; and

                         (iii) there are no unperformed agreements or arrangements under which NCT or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the NCT Registration Rights Agreement).

                    NCT has furnished to the Buyer true and correct copies of NCT's Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and NCT's By-laws, as in effect on the date hereof (the "NCT By-laws").

          d. Issuance of Securities. The Exchange Shares issuable upon exchange of the Series B Preferred Shares have been duly authorized. Upon the exchange and against delivery of the Series B Preferred Shares as provided herein, the Exchange Shares will be validly issued, fully paid and nonassessable, free from all liens, encumbrances, security interests and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of NCT Common Stock. NCT shall pay any stamp transfer tax that may be due in connection with any such exchange.

          e. No Conflicts. Except as disclosed in Schedule 6(e), the execution, delivery and performance of this Agreement by NCT and the consummation by NCT of the transactions contemplated hereby will not (i) conflict with or violate the Certificate of Incorporation or NCT By-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which NCT or any of its subsidiaries is a party, or (iii) to NCT's knowledge, result in a violation of any law, rule,
     regulation,   order,  judgment  or  decree  (including  federal  and  state securities laws and regulations and the rules and regulations of the principal market or exchange on which the NCT Common Stock is traded or listed) applicable to NCT or any of its subsidiaries, or by which any property or asset of NCT or any of its subsidiaries is bound or affected.

          f. No Default or Violation. Except as disclosed in Schedule 6(f), neither NCT nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to NCT or its subsidiaries. To NCT's knowledge, the business of NCT and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance or regulation of any governmental entity.

          g. Consents. Except as specifically contemplated by this Agreement and as required under the 1933 Act and applicable state securities laws, NCT is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or governmental agency in connection with the execution, delivery or performance of any of its obligations under or contemplated by this Agreement or the NCT Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in Section 7(f) and Schedule 6(g), all consents, authorizations, orders, filings and registrations which Pro Tech is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. NCT and its subsidiaries have no knowledge of any facts or circumstances which might give rise to any of the foregoing.

          h. SEC Documents: Financial Statements. Since January 1, 1999, NCT has timely filed all reports, schedules, forms, statements and other documents, except for NCT's latest Quarterly Report on Form 10-Q for the period ended March 31, 2001, required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing materials filed prior to the date hereof and all exhibits included therein and financial statements, schedules and documents incorporated by reference therein, being hereinafter collectively referred to as "NCT's SEC Documents"). NCT has delivered or made available to the Buyer or its representative true and complete copies of NCT's SEC Documents. As of their respective dates, the financial statements of NCT contained in NCT's SEC Documents (the "NCT Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such NCT Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such NCT Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Pro Tech as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of NCT to the Buyer which is not included in NCT's SEC Documents, including, without limitation, information referred to in Section 4(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          i. Absence of Certain Changes. Except as disclosed in Schedule 6(i), since the date of the financial statements included in NCT's last filed Quarterly Report, as amended, on Form 10-Q for the period ended March 31, 2001, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of NCT or its subsidiaries. NCT has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law, nor does NCT or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          j. Absence of Litigation. Except as disclosed in NCT's SEC's Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of NCT or any of its subsidiaries, threatened against or affecting NCT, the NCT Common Stock or any of NCT's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby; (ii) adversely affect the validity or enforceability of, or the authority or ability of NCT to perform its obligations under, the Transaction Documents; or (iii) except as expressly set forth in
     Schedule 6(j), would reasonably be expected to have a material adverse effect on the business, operations, properties, financial condition or results of operation of NCT and its subsidiaries taken as a whole.

          k. Acknowledgment Regarding Buyer's Purchase of Series B Preferred Shares. NCT acknowledges and agrees, based upon Buyer's representations, that the Buyer is acting solely in the capacity of an arms-length purchaser with respect to this Agreement and the transactions contemplated hereby. NCT further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of NCT (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer's purchase of the Series B Preferred Shares or exchange of the Series B Preferred Shares for the Exchange Shares. NCT further represents to the Buyer that NCT's decision to enter into this Agreement has been based solely on the independent evaluation by NCT and its representatives.

          l. No Undisclosed Events, Liabilities, Developments or Circumstances. To NCT's knowledge, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to NCT or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the Buyer.

          m. No General Solicitation. Neither NCT, nor any of its Affiliates, nor any person acting on its or their behalf, has distributed any offering materials or engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Exchange Shares.

          n. Employee Relations. Neither NCT nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of NCT or any of its subsidiaries, is any such dispute threatened. None of NCT's or its subsidiaries' employees is a member of a union and NCT and its subsidiaries believe that their relations with their employees are satisfactory.

          o. Environmental  Laws. NCT and its subsidiaries,  to NCT's knowledge,
     (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

          p. Title. NCT and its subsidiaries have good and marketable title to, or the right to use, all personal property owned or leased by them which is material to the business of NCT and its subsidiaries, in each case free and clear of all liens, encumbrances and defects, except as described in
     Schedule 6(p) and except for those which do not materially affect the value of such property or interfere with the use made and proposed to be made of such property by NCT and its subsidiaries. Neither NCT nor its subsidiaries own any real property. Any real property and facilities held under lease by NCT and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by NCT and its subsidiaries.

          q. Insurance. NCT and each of its subsidiaries are insured by insurers which NCT believes are of recognized financial responsibility against such losses and risks and in such amounts as management of NCT believes to be prudent and customary in the businesses in which NCT and its subsidiaries are engaged. Neither NCT nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither NCT nor any such subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from like insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of NCT and its subsidiaries, taken as a whole.

          r. Regulatory Permits. NCT and its subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where failure to have such certificates, authorizations, licenses or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or operations of NCT and its subsidiaries, taken as a whole. Neither NCT nor any such subsidiary has no knowledge of, and has received no notice of, proceedings relating to the revocation or modification of any such certificate, authorization, license or permit.

          s. Internal Accounting Controls. NCT and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          t. No Materially Adverse Contracts, etc. Neither NCT nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which, in the judgment of NCT's officers, has or is expected in the future to have a material adverse effect on the businesses, properties, operations, financial condition, results of operations or prospects of NCT or its subsidiaries. Neither NCT nor any of its subsidiaries is a party to any contract or agreement which, in the judgment of NCT's officers, has or is expected to have a material adverse effect on the businesses, properties, operations, financial condition, results of operations or prospects of NCT or its subsidiaries.

          u. Tax Status. Except as set forth on Schedule 6(u), NCT and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that NCT and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations (except those being contested in good faith) and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of NCT have no knowledge of, and know of no basis for, any such claim.

          v. Certain Transactions. Except as set forth on Schedule 6(v), in the NCT's SEC Documents and arms-length transactions pursuant to which NCT makes payments in the ordinary course of business upon terms no less favorable than NCT could obtain from third parties and other than the grant of stock options disclosed on Schedule 6(c), none of the officers, directors, or employees of NCT is presently a party to any transaction with NCT (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of NCT, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          w. Dilutive Effect. NCT understands and acknowledges that the number of Exchange Shares issuable upon exchange of the Series B Preferred Shares will increase in certain circumstances. NCT further acknowledges that its obligation, if any, to issue NCT Common Stock upon the exchange of the Series B Preferred Stock in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of NCT.

          x. Fees and Rights of First Refusal. NCT is not obligated to offer the securities offered hereunder on a right of first refusal basis or similar right to any third parties including, but not limited to, current or former shareholders of NCT, underwriters, brokers, agents or other third parties.

          y. Investment Company. NCT is not, and is not controlled by or under common control with an Affiliate of, an "investment company" within the meaning of the Investment Company of Act of 1940, as amended.

7.   COVENANTS.

          a. Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts to timely satisfy each of the conditions precedent to Closing as provided in Sections 9, 10 and 11 of this Agreement.

          b. Form D. Pro Tech agrees to file a Form D with respect to the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to Buyer promptly after such filing. Pro Tech shall, on or before the Closing Date, take such action as Pro Tech shall reasonably determine is necessary to qualify the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares for, or obtain exemption for the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares for, sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the State of Florida and shall provide evidence of any such action so taken to the Buyer as soon as practicable following the Closing Date.

     NCT agrees to file a Form D with respect to the Exchange Shares as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to Buyer promptly after such filing. NCT shall, on or before the Exchange Date (as defined in Section 3 above), take such action as NCT shall reasonably determine is necessary to qualify the Exchange Shares for, or obtain exemption for the Exchange Shares for, exchange to the Buyer at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the state of Delaware and shall provide evidence of any such action so taken to the Buyer as soon as practicable following the Exchange Date (as defined in Section 3 above).

          c. Reporting Status. Until the earlier of (i) one year after the date as of which the Investors (as that term is defined in the Pro Tech Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and the Warrant Shares and (B) none of the Series B Preferred Shares or the Warrant is outstanding (the "Pro Tech Registration Period"), Pro Tech shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and Pro Tech shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     Until the earlier of (i) one year after the date as of which the Investors (as that term is defined in the NCT Registration Rights Agreement) may sell all of the Exchange Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Exchange Shares and (B) none of the Series B Preferred Shares is outstanding (the "NCT Registration Period"), NCT shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and NCT shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. Use of Proceeds. Pro Tech shall use all of the proceeds from the sale of the Series B Preferred Stock purchased hereunder for working capital and general corporate purposes and not for the satisfaction of any portion of Pro Tech borrowings outside the normal course of business.
     Subject to Section 7(h) hereof, while any shares of Series B Preferred Stock or any Conversion Shares remain outstanding, Pro Tech shall not satisfy any obligation or liability of any kind, including, but not limited to, those owed to a shareholder, officer or director of Pro Tech, or redeem Pro Tech equity or equity-equivalent securities, except that Pro Tech may use the proceeds from the sale of the Series B Preferred Stock purchased hereunder to satisfy (i) the $150,000 loan from Westek Communications and
     (ii) any amounts due to Goodman Factors, Inc. ("Goodman Factors") pursuant to a Factoring Agreement, dated as of March 26, 2001, between Goodman Factors and Pro Tech.

          e. Financial Information. Pro Tech agrees to send the following to Buyer upon Buyer's request during the Pro Tech Registration Period: (i) within five (5) days after the later of (A) the filing thereof with the SEC or (B) the date Buyer's request was received by Pro Tech, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after the later of
     (A) release thereof or (B) the date Buyer's request was received by Pro Tech, copies of all press releases issued by Pro Tech or any of its subsidiaries; and (iii) copies of the same notices and other information given to the shareholders of Pro Tech generally, contemporaneously with the giving thereof to the shareholders.

          NCT agrees to send the following to Buyer upon Buyer's request during the NCT Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by NCT or any of its subsidiaries; and (iii) copies of the same notices and other information given to the stockholders of NCT generally, contemporaneously with the giving thereof to the stockholders.

          f. Reservation of Shares. Pro Tech shall take all action necessary to, at all times, have authorized and reserved for the purpose of issuance, no less than 140% of the number of shares of Common Stock needed to provide for the issuance of (i) the Conversion Shares to effect the conversion of the Series B Preferred Shares then issued and outstanding, and (ii) the Warrant Shares for which the Warrant may be exercised.

          NCT shall take all action necessary to, at all times, have authorized and reserved for the purpose of issuance, no less than 120% of the number of shares of NCT Common Stock needed to provide for the issuance of the Exchange Shares to effect the exchange of the Series B Preferred Shares then issued and outstanding.

          g. Listings. Pro Tech shall take all steps reasonably necessary to cause the Conversion Shares and the Warrant Shares to be approved for quotation on the OTC Bulletin Board, subject to the terms and conditions of the Pro Tech Registration Rights Agreement, and Pro Tech shall use its commercially reasonable efforts to maintain the quotation of its Common Stock on such market, as long as the rules governing such quotation do not change. Pro Tech shall promptly provide to Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the facility on which it is listed.

          NCT shall also take all steps reasonably necessary to cause the Exchange Shares to be approved for quotation on the OTC Bulletin Board, and NCT shall use its best efforts to maintain the quotation of its NCT Common Stock on such market, as long as the rules governing such quotation do not change. NCT shall promptly provide to Buyer copies of any notices it receives regarding the continued eligibility of the NCT Common Stock for trading on the facility on which it is listed.

          h. Expenses. Each of Pro Tech, NCT and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. Pro Tech and NCT shall pay all fees, costs and expenses of their respective counsel in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents at Closing.

          i. Fees. Pro Tech shall pay to counsel to the Buyer its fees of $7,500 for services rendered to the Buyer in connection with this Agreement, which shall be payable to such counsel no later than the Closing Date. Pro Tech will pay the finders identified on Exhibit "I" hereto (the "Finders") a cash finder's fee in the amount of 7% of the Purchase Price (the "Finder's Fee"). The Finder's Fee must be paid on or prior to the Closing Date.

          j. Corporate Existence. So long as any Series B Preferred Shares remain outstanding, Pro Tech shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of Pro Tech's assets or any similar transaction or related transactions (each such transaction, a "Sale of Pro Tech"), except if the surviving or successor entity in such transaction (i) expressly assumes, in writing, Pro Tech's obligations hereunder and under the Pro Tech Registration Rights Agreement, the Series B Preferred Shares and any other agreements and instruments entered into or delivered by Pro Tech in connection herewith; and (ii) is a publicly traded corporation whose common stock is listed for trading on the OTC Bulletin Board, New York Stock Exchange, Inc., the American Stock Exchange or the NASDAQ Small Cap or National Market.

          k. Transactions With Affiliates. So long as (i) twenty-five percent (25%) of the originally issued shares of the Series B Preferred Shares issued pursuant to this Agreement are outstanding or (ii) the Buyer owns Conversion Shares with a Market Value (as defined below) as of the date of the Transaction (as defined below) equal to or greater than $125,000, Pro Tech shall not enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement ("Transaction") with any of its officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, affiliates (as defined below), any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any Transaction on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, and (c) any Transaction which is approved by a majority of the disinterested directors of Pro Tech. For purposes hereof, "Market Value" per share of Conversion Shares is equal to the lowest average of the average of the Closing Bid Price (as defined in Section 3(b) hereof) for the Common Stock for any consecutive five (5) day trading period out of the fifteen (15) trading days preceding the date of such Transaction. "Disinterested director" for purposes of approving a Transaction pursuant to this Section 7(k) means a director of Pro Tech who is not a party to such Transaction. "Affiliate" for purposes of this Section 7(k) means, with respect to any person or entity, another person or entity that, directly or indirectly,
     (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) share common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

          So long as (i) any Series B Preferred Shares are outstanding or (ii) the Buyer collectively own Exchange Shares with a market value equal to or greater than $125,000, NCT shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the NCT Common Stock, affiliates, any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (c) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of NCT. For purposes hereof, any director who is also an officer of NCT or any subsidiary of NCT shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement.

          l. No Short Sales of the Common Stock or NCT Common Stock. So long as Buyer beneficially owns (Buyer shall be deemed to own any shares to be issued by NCT pursuant to a Notice of Exchange as of the date such notice was telecopied or otherwise delivered to NCT by Buyer and Buyer shall be deemed to own any shares to be issued by Pro Tech pursuant to a Conversion Notice (as defined in the Articles of Amendment) as of the date such notice was telecopied or otherwise delivered to Pro Tech by Buyer) Conversion Shares, Exchange Shares or Warrant Shares registered under a registration statement which have not been sold, Buyer or its Affiliates shall not engage in any short sales or third party short sales of the Common Stock or NCT Common Stock in violation of Regulation M promulgated under the 1934 Act, or hold a similar "put equivalent position" with respect to the Common Stock or NCT Common Stock (as defined in Rule 16a-1 under the 1934 Act); provided however, (i) that Buyer's sale of Common Stock or NCT Common Stock which the Buyer owned prior to such registration and which were acquired outside of this Agreement shall not be deemed a short sale under this Agreement and (ii) that Buyer's sale of Common Stock or NCT Common Stock during (A) any such period after the Buyer's delivery to Pro Tech of any Conversion Notice (as defined in the Articles of Amendment) but prior to Buyer's receipt of the Common Stock to be issued pursuant to such notice, or (B) any such period after the Buyer's delivery to NCT of any Notice of Exchange but prior to Buyer's receipt of NCT Common Stock to be issued pursuant to such notice, as the case may be, shall not be deemed a short sale under this Agreement.

          m. Without the prior express written consent of the holders of not less than ninety percent (90%) of the then outstanding Series B Preferred Shares, Pro Tech shall not issue, nor authorize the issuance of, any additional shares of Pro Tech's Series A Convertible Preferred Stock (the "Series A Preferred Shares"). Schedule 7(m) attached hereto sets for the names and addresses of the holders of Pro Tech's Series A Preferred Shares as of July 30, 2001.

8.   TRANSFER AGENT INSTRUCTIONS.

          a. Pro Tech shall issue irrevocable instructions to its transfer agent to issue a certificate, registered in the name of Buyer or its respective nominee(s), for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by Buyer to Pro Tech upon conversion of the Series B Preferred Shares ("Pro Tech's Irrevocable Transfer Agent Instructions"). All such certificates shall bear the restrictive legend specified in Section 4(k) of this Agreement. Pro Tech warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 8, and stop transfer instructions to give effect to
     Section 4(i) hereof (in the case of the Conversion Shares and Warrant Shares prior to registration of such shares under the 1933 Act) will be given by Pro Tech to its transfer agent and that the Series B Preferred Shares , the Conversion Shares, the Warrant and the Warrant Shares shall otherwise be freely transferable on the books and records of Pro Tech as and to the extent provided in the Transaction Documents. Nothing in this
     Section 8 shall affect in any way Buyer's obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Series B Preferred Shares, Conversion Shares, the Warrant or the Warrant Shares. If Buyer provides Pro Tech with an opinion of counsel, reasonably satisfactory in form and substance to Pro Tech, that registration for resale by Buyer of any of the Series B Preferred Shares, Conversion Shares, the Warrant or the Warrant Shares is not required under the 1933 Act, Pro Tech shall permit the transfer, subject to the limitations and restrictions set forth in this Agreement and the other Transaction Documents, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer. Pro Tech acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, Pro Tech acknowledges that the remedy at law for a breach of its obligations under this Section 8 will be inadequate and agrees, in the event of a breach or threatened breach by Pro Tech of the provisions of this Section 8, that Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          b. NCT shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its respective nominee(s), for the Exchange Shares in such amounts as specified from time to time by the Buyer to NCT upon exchange of the Series B Preferred Shares for NCT Common Stock (the "NCT's Irrevocable Transfer Agent Instructions"). Prior to registration of the Exchange Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 4(l) of this Agreement. NCT warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 8, and stop transfer instructions to give effect to Section 4(j) hereof (prior to registration of such shares under the 1933 Act) will be given by NCT to its transfer agent and that the Exchange Shares shall otherwise be freely transferable on the books and records of NCT as and to the extent provided in this Agreement and the NCT Registration Rights Agreement. Nothing in this Section 8 shall affect in any way the Buyer's obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Exchange Shares. If the Buyer provides NCT with an opinion of counsel, reasonably satisfactory in form and substance to NCT, that registration for resale by the Buyer of any of the Exchange Shares is not required under the 1933 Act, NCT shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. NCT acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, NCT acknowledges that the remedy at law for a breach of its obligations under this Section 8 will be inadequate and agrees, in the event of a breach or threatened breach by NCT of the provisions of this Section 8, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

9.   CONDITIONS PRECEDENT TO PRO TECH'S OBLIGATION TO SELL.

     The obligation of Pro Tech hereunder to issue and sell the Series B Preferred Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by Pro Tech at any time in its sole discretion:

          a. The Buyer shall have executed this Agreement, the Pro Tech Registration Rights Agreement, the NCT Registration Rights Agreement and delivered same to Pro Tech.

          b. NCT shall have executed this Agreement and the NCT Registration Rights Agreement and delivered same to Pro Tech.

          c. The Buyer shall have delivered to Pro Tech, and Pro Tech shall have received, the Purchase Price for the Series B Preferred Shares being purchased by the Buyer at the Closing in United States dollars by wire transfer of immediately available funds pursuant to the wire instructions provided by Pro Tech or as otherwise provided in paragraph 1(c) above.

          d. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. Pro Tech shall have received a certificate, executed by the Chief Financial Officer, or other executive officer acting in such capacity, of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Pro Tech.

          e. The representations and warranties of NCT shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and NCT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by NCT at or prior to the Closing Date. Pro Tech shall have received a certificate, executed by the Chief Financial Officer, or other executive officer acting in such capacity, of NCT, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Pro Tech including, without limitation, an update as of the Closing Date regarding the representation contained in Section 6(c) above.

10.  CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer to purchase the Series B Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by the Buyer at any time in its sole discretion:

          a. Pro Tech and NCT shall have executed this Agreement and delivered same to the Buyer.

          b. NCT shall have executed the NCT Registration Rights Agreement and delivered same to the Buyer.

          c. Pro Tech shall have executed the Pro Tech Registration Rights Agreement and delivered same to the Buyer.

          d. The Articles of Amendment shall have been duly authorized by the Board of Directors of Pro Tech and filed with the Secretary of State of the State of Florida.

          e. Both the Common Stock and the NCT Common Stock shall be authorized for quotation on the OTC Bulletin Board, over-the-counter market, AMEX, the NASDAQ Small Cap or National Market or The New York Stock Exchange, Inc., and trading in the Common Stock and NCT Common Stock shall not have been suspended for any reason.

          f. The representations and warranties of Pro Tech shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
     Section 5 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and Pro Tech shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Pro Tech at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Financial Officer, or other executive officer acting in such capacity, of Pro Tech, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 5(c) above.

          g. The representations and warranties of NCT shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
     Section 6 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and NCT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Pro Tech at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Financial Officer, or other executive officer acting in such capacity, of NCT, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 6(c) above.

          h. The Buyer shall have received the opinion of Pro Tech's Florida counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to the Buyer and in substantially the form of Exhibit "G" attached hereto.

          i. The Buyer shall have received the opinion of NCT's and Pro Tech's counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to the Buyer and in substantially the form of Exhibit "F" attached hereto.

          j. Pro Tech shall have executed and delivered to the Buyer (or the Buyer's designee) the Series B Certificate (in such denominations as the Buyer shall request) for the Series B Preferred Shares being purchased by Buyer at the Closing.

          k. The Board of Directors of Pro Tech shall have adopted the resolutions in substantially the form of Exhibit "H" attached hereto.

          l. Pro Tech's Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by Pro Tech's transfer agent.

          m.  NCT's  Irrevocable  Transfer  Agent  Instructions,   in  form  and
     substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by NCT's transfer agent.

11.  CONDITIONS PRECEDENT TO NCT'S OBLIGATION TO EXCHANGE

     The obligation of NCT hereunder to issue the Exchange Shares to Buyer at an Exchange Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by NCT at any time in its sole discretion:

          a. Buyer shall have executed this Agreement, the Pro Tech Registration Rights Agreement and the NCT Registration Rights Agreement and delivered same to NCT.

          b. Pro Tech shall have executed this Agreement and the Pro Tech Registration Rights Agreement and delivered same to NCT.

          c. The Articles of Amendment shall have been duly authorized by the Board of Directors of Pro Tech and filed with the Secretary of State of the State of Florida.

          d. Buyer shall have delivered to Pro Tech the Purchase Price for the Series B Preferred Shares being purchased by Buyer at the Closing in United States dollars by wire transfer of immediately available funds pursuant to the wire instructions provided by Pro Tech or as otherwise provided in paragraph 1(c) above.

          e. NCT shall have received the opinion of Pro Tech's Florida counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to NCT and in substantially the form of Exhibit "G" attached hereto.

12.  INDEMNIFICATION.

          a. By Pro Tech.

                         (i) In  consideration  of  the  Buyer's  execution  and
                    delivery of this Agreement and acquisition of the Series B Preferred Shares, the Conversion Shares, the Warrant and the Warrant Shares hereunder, and in addition to all of Pro Tech's other obligations under this Agreement, but subject to the limitations set forth in Section 6 of the Pro Tech Registration Rights Agreement, Pro Tech shall defend, protect, indemnify and hold harmless Buyer ("Buyer Indemnitee") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Buyer Indemnified Liabilities") incurred by Buyer Indemnitee in connection with or as a result of any breach by Pro Tech of any representation, warranty or covenant in the Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by Pro Tech in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement or obligation of Pro Tech contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 12(a)(i) shall not apply to the extent that it is finally judicially determined  that  such  actions,  causes of  action,  suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of Buyer Indemnitee. To the extent that the foregoing undertaking by Pro Tech may be unenforceable for any reason, Pro Tech shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

                         (ii) In  consideration  of NCT's execution and delivery
                    of this Agreement, and in addition to all of Pro Tech's other obligations under this Agreement, Pro Tech shall defend, protect, indemnify and hold harmless NCT and its respective officers, directors, agents, and controlling persons thereof and permitted assigns (each a "NCT Indemnitee"), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such NCT Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "NCT Indemnified Liabilities") incurred by the NCT Indemnitees or any of them in connection with or as a result of any breach by Pro Tech of any representation, warranty or covenant in the Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by Pro Tech in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or
                    (b) any breach of any covenant, agreement or obligation of Pro Tech contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 12(a)(ii) shall not apply to the extent that it is finally judicially determined that such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of such NCT Indemnitee. To the extent that the foregoing undertaking by Pro Tech may be unenforceable for any reason, Pro Tech shall make the maximum contribution to the payment and satisfaction of each of the NCT Indemnified Liabilities which is permissible under applicable law.

          b. By NCT.

                         (i) In  consideration  of  the  Buyer's  execution  and
                    delivery of this Agreement and acquisition of Exchange Shares hereunder, and in addition to all of NCT's other obligations under this Agreement, but subject to the limitations set forth in Section 6 of the NCT Registration Rights Agreement, NCT shall defend, protect, indemnify and hold harmless Buyer Indemnitee from and against the Buyer Indemnified Liabilities incurred by Buyer Indemnitee in connection with or as a result of any matter referred to in the Transaction Documents, including, but not limited to:
                    (a) any misrepresentation or breach of any representation or warranty made by NCT in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement or obligation of NCT contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this
                    Section 12(b)(i) shall not apply to the extent that it is finally judicially determined that such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of Buyer Indemnitee. To the extent that the foregoing undertaking by NCT may be unenforceable for any reason, NCT shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

                         (ii) In consideration of Pro Tech's execution and delivery of this Agreement and issuance of the Series B Preferred Shares which may be exchanged for Exchange Share as described herein, and in addition to all of NCT's other obligations under this Agreement, NCT shall defend, protect, indemnify and hold harmless Pro Tech and its directors, officers, agents and controlling persons thereof (each a "Pro Tech Indemnitee"), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Pro Tech Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Pro Tech Indemnified Liabilities"), incurred by the ProTech Indemnitees or any of them in connection with or as a result of any matter referred to in the Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by NCT in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement or obligation of NCT contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 12(b)(ii) shall not apply to the extent that it is finally judicially determined that such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of such Pro Tech Indemnitee, as the case may be, respectively. To the extent that the foregoing undertaking by NCT may be unenforceable for any reason, NCT shall make the maximum contribution to the payment and satisfaction of each of the Pro Tech Indemnified Liabilities, as the case may be, which is permissible under applicable law.

          c. By the Buyer.

                         (i) In consideration of Pro Tech's execution and delivery of this Agreement and issuance of the Series B Preferred Shares, the Conversion Shares, Warrant and Warrant Shares hereunder, and in addition to all of the Buyer's other obligations under this Agreement, but subject to the limitations set forth in Section 6 of the Pro Tech Registration Rights Agreement, Buyer shall defend, protect, indemnify and hold harmless the Pro Tech Indemnitees from and against the Pro Tech Indemnified Liabilities incurred by the Pro Tech Indemnitees or any of them in connection with or as a result of any breach by Buyer of any representation, warranty or covenant in the Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by Buyer in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or
                    (b) any breach of any covenant, agreement or obligation of Buyer contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 12(c)(i) shall not apply to the extent that it is finally judicially determined  that  such  actions,  causes of  action,  suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of such Pro Tech Indemnitee. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the Pro Tech Indemnified Liabilities which is permissible under applicable law.

                         (ii) In  consideration  of NCT's execution and delivery
                    of this Agreement and issuance of the Exchange Shares hereunder, and in addition to all of the Buyer' other obligations under this Agreement, but subject to the limitations set forth in Section 6 of the NCT Registration Rights Agreement, as the case may be, Buyer shall defend, protect, indemnify and hold harmless the NCT Indemnitees from and against the NCT Indemnified Liabilities incurred by the NCT Indemnitees or any of them in connection with or as a result of any breach by Buyer of any representation, warranty or covenant in the Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by Buyer in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or
                    (b) any breach of any covenant, agreement or obligation of Buyer contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 12(c) shall not apply to the extent that it is finally judicially determined that such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of such NCT Indemnitee. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the NCT Indemnified Liabilities which is permissible under applicable law.

          d. Promptly after receipt by Buyer Indemnitee, a NCT Indemnitee or a Pro Tech Indemnitee (Buyer Indemnitee, NCT Indemnitee and Pro Tech Indemnitee are sometimes referred to herein as "Indemnified Party") under this Section of notice of the commencement of any action or proceeding involving any breach of any representation, warranty or covenant in the Transaction Documents ("Claim"), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party (the "Indemnifying Party") under this Section, deliver to the Indemnifying Party a written notice of the commencement thereof. The Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnified Party, as the case may be; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of the Indemnified Party and the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such action or claim by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party which relates to such action or claim. The Indemnifying Party shall keep the Indemnified Party fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No Indemnifying Party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Buyer Indemnified Liabilities, NCT Indemnified Liabilities or Pro Tech Indemnified Liabilities are incurred.

          e. Limitation of Liability. Buyer shall not be liable to Pro Tech or NCT pursuant to this Section 12 in an aggregate amount greater than the Purchase Price relating to the Series B Preferred Shares, the Warrant and the Warrant Shares purchased by the Buyer. Pro Tech and NCT shall not be liable to the Buyer pursuant to this Section 12 for any amount in excess of the Purchase Price. No party may seek to limit their liability pursuant to this subsection 12(e) in the event the liability such party seeks to limit arises from (i) such party's knowing or willful misconduct or gross negligence or (ii) in the case of indemnification by Pro Tech or NCT, a third party claim or governmental claim arising from Pro Tech's or NCT's violation or alleged violation of federal or state securities laws.

13.  GOVERNING LAW, MISCELLANEOUS.

          a. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          b. Consent to Jurisdiction. The parties expressly consent to the exclusive jurisdiction and venue of the federal courts whose districts encompass any part of the City of New York, New York or the state courts of the State of New York sitting in the City of New York, New York, for the adjudication of any civil action related to or arising out of, in whole or in part, this Agreement and the Transaction Documents.

          c. Counterparts. This Agreement may be executed in three or more identical counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional originally executed signature pages to be physically delivered to the other parties within five (5) days of the execution and delivery hereof.

          d. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

          e. Severability. If any term, provision, covenant or restriction of this Agreement is held to be illegal, void, invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          f. Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements among the Buyer, Pro Tech, NCT, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither Pro Tech, NCT nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by each of the parties hereto.

          g. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to NCT:              20 Ketchum Street
                              Westport, Connecticut 06880
                              Attention: Chief Financial Officer
                              Telephone:  (203) 226-4447
                              Facsimile:  (203) 226-4338

      With a copy to (which shall not constitute notice):

                              Latham & Watkins
                              555 11th Street, NW
                              Washington, DC  20004
                              Attention: William P. O'Neill, Esq.
                              Telephone:  (202) 637-2200
                              Facsimile:  (202) 628-5116


      If to Pro Tech:         Pro Tech Communications, Inc.
                              3311 Industrial 25th Street
                              Ft. Pierce, Florida  34946
                              Attention:  Richard Hennessey, President
                              Telephone:  (561) 464-5100
                              Facsimile:  (561) 464-6644

      With a copy to (which shall not constitute notice):

                              Latham & Watkins
                              555 11th Street, NW
                              Washington, DC  20004
                              Attention: William P. O'Neill, Esq.
                              Telephone:  (202) 637-2200
                              Facsimile:  (202) 628-5116

      If to Buyer:            Alpha Capital Aktiengesellschaft
                              Pradafant 7, 9490 Furstentums
                              Vaduz, Lichtenstein
                              Facsimile:  (011-42) 3232-3196

      With a copy to (which shall not constitute notice):

                              Grushko & Mittman, P.C.
                              551 5th Avenue, Suite 1601
                              New York, NY  10176
                              Telephone:  (212) 697-9500
                              Facsimile:  (212) 697-3575


          h. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. None of the parties shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

          i. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          j. Survival. Unless this Agreement is terminated under Section 13(m), the representations and warranties of Pro Tech, NCT and the Buyer contained in Sections 4, 5 and 6, the agreements and covenants set forth in Sections 7, 8, and 13 and the indemnification provisions set forth in Section 12 shall survive for a period of one (1) year from the Closing.

          k. Publicity. Pro Tech, NCT and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that Pro Tech or NCT shall each be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by Pro Tech and NCT in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          m. Termination. In the event that the Closing shall not have occurred with respect to the Buyer on or before five (5) business days from the date hereof due to Pro Tech's, NCT's or the Buyer's failure to satisfy the conditions precedent to Closing as set forth in Sections 9, 10 and 11 above (and a nonbreaching party's failure to waive such unsatisfied condition(s)), any nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

          n. Construction of Agreement. This Agreement has been fully negotiated among the parties, and none of the parties shall have any greater burden than the other parties in construing this Agreement, including one party being charged with the drafting of the Agreement.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Buyer, Pro Tech and NCT have caused this Securities Purchase and Supplemental Exchange Rights Agreement to be duly executed as of the date first written above.

                             PRO TECH COMMUNICATIONS, INC.


                             By:    /s/ RICHARD HENNESSEY
                                    ------------------------------
                                    Name: Richard Hennessey
                                    Its:  President and Secretary




                                 NCT GROUP, INC.


                             By:   /s/ CY E. HAMMOND
                                   -------------------------------
                                   Name: Cy E. Hammond
                                   Its:  Senior Vice President and
                                         Chief Financial Officer



                             ALPHA CAPITAL AKTIENGESELLSCHAFT


                             By:   ____________________________
                                      Name:
                                      Its:

                                   EXHIBIT "A"

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                        OF PRO TECH COMMUNICATIONS, INC.

                                   EXHIBIT "B"

                          REGISTRATION RIGHTS AGREEMENT
                        OF PRO TECH COMMUNICATIONS, INC.

                                   EXHIBIT "C"

                          REGISTRATION RIGHTS AGREEMENT
                               OF NCT GROUP, INC.

                                   EXHIBIT "D"

                  WARRANT FOR ALPHA CAPITAL AKTIENGESELLSCHAFT

                                   EXHIBIT "E"

                                 NCT GROUP, INC.
                               NOTICE OF EXCHANGE

     Reference  is made to the  Securities  Purchase and  Supplemental  Exchange
Rights  Agreement,   dated  as  of  July  30,  2001  (the  "Securities  Purchase
Agreement"). In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to exchange the number of shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Shares"), of Pro Tech Communications, Inc., a Florida corporation, indicated below for shares of Common Stock, $.01 par value per share, of NCT Group, Inc. (the "NCT Common Stock"), by tendering the stock certificate(s) representing the share(s) of Series B Preferred Shares specified below as of the date specified below, based on the Exchange Rate set forth in Section 3(b) of the Securities Purchase Agreement.

     The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon exchange of the Series B Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "Act"), or (ii) an opinion of counsel in form and content reasonably satisfactory to the Corporation that such sale is exempt from registration required by Section 5 of the Act.

                                    Date of Exchange:
                                    -----------------------------------------

                                    Number of Series B Preferred Shares to be
                                    exchanged:
                                    -----------------------------------------

                                    Stock certificate no(s). of Series B
                                    Preferred Shares to be exchanged:
                                    -----------------------------------------

Please confirm the following information:

                                    Exchange Price:
                                    -----------------------------------------

                                    Number of shares of NCT Common Stock to be
                                    issued:
                                    -----------------------------------------

Please issue the NCT Common Stock for which the Series B Preferred Shares are being exchanged in the following name and to the following address:

                                    Issue to:1
                                    =========================================

                                    Facsimile Number:
                                    -----------------------------------------

                                    Authorization:
                                    -----------------------------------------
                                    By:______________________________________

                                    Title:___________________________________

                                    Dated:
                                    -----------------------------------------


ACKNOWLEDGED AND AGREED:

NCT GROUP, INC.

By: _____________________________
Name:___________________________
Title:____________________________

Date:____________________________

                                   EXHIBIT "F"

                              OPINION OF COUNSEL OF
                PRO TECH COMMUNICATIONS, INC. AND NCT GROUP, INC.

                                   EXHIBIT "G"

                          OPINION OF FLORIDA COUNSEL OF
                          PRO TECH COMMUNICATIONS, INC.

                                   EXHIBIT "H"

                                BOARD RESOLUTIONS

                                   EXHIBIT "I"

                                  FINDER'S FEES



FINDER                                   7% OF PURCHASE PRICE - CASH FEE
Libra Finance, S.A.                      $35,000

                                  SCHEDULE 4(n)

                                Buyer: Conflicts


None.

                                  SCHEDULE 5(c)

                            Pro Tech: Capitalization


1. Options to purchase 300,000 shares of common stock of Pro Tech have been granted by Pro Tech under the 1998 Stock Option Plan at an exercise price of $0.375 per share of common stock.

2. Options to purchase 200,000 shares of common stock of Pro Tech have been granted by Pro Tech under the 1998 Stock Option Plan at an exercise price of $0.38 per share of common stock.

3. Options to purchase 500,000 shares of common stock of Pro Tech have been granted by Pro Tech under the 1998 Stock Option Plan at an exercise price of $0.4375 per share of common stock.

4. Options to purchase 940,000 shares of common stock of Pro Tech have been granted by Pro Tech under the 1998 Stock Option Plan at an exercise price of $0.17 per share of common stock.

5. Warrants were issued to acquire 4,500,000 shares of common stock of Pro Tech at an exercise price of $0.50 per share of common stock, in connection with the sale of Pro Tech's Series A Convertible Preferred Stock.

6. In connection with issuance of a convertible note by NCT Group, Inc., Pro Tech issued a warrant to the note holder to acquire $500,000 worth of shares of common stock of either NCT Group, Inc. or Pro Tech at the note holders election an exercise price of $0.21 per share or $0.44 per share per share of common stock, respectively.

7. Under the terms of sale of 1,500 shares of Series A Convertible Preferred Stock of Pro Tech Communications, Inc., such shares may be converted into Pro Tech common stock or exchanged for NCT common stock. 100 shares of such Series A Preferred Stock remain outstanding and are convertible for Pro Tech common stock at a predetermined exchange ratio. Assuming a $0.12 five-day average closing bid price, the company approximates 1,041,000 shares of Pro Tech's common stock could be issued for the remaining outstanding shares of Pro Tech Series A Preferred Stock.

8. An accredited investor and spouse of a former director of NCT is a holder of a secured convertible note of NCT in an aggregate principal amount of $1.4 million. The holder has the right at any time on or prior to the day the note is paid in full, to convert at any time, all or from time to time, any part of the outstanding and unpaid amount of the note into fully paid and non-assessable shares of common stock of NCT or Pro Tech at the predetermined conversion prices. Using the predetermined conversion price of $0.22 per share per share, Pro Tech approximates 6,363,636 shares of Pro Tech common stock will be needed for the conversion of this convertible note and interest accrued thereon.

                                  SCHEDULE 5(e)

                               Pro Tech: Conflicts

None.

                                  SCHEDULE 5(f)

                         Pro Tech: Defaults, Violations

None.

                                  SCHEDULE 5(g)

                               Pro Tech: Consents

None.

                                  SCHEDULE 5(i)

                           Pro Tech: Subsequent Events

None.

                                  SCHEDULE 5(j)

                              Pro Tech: Litigation

None.

                                  SCHEDULE 5(p)

                                 Pro Tech: Title


None.

                                  SCHEDULE 5(u)

                              Pro Tech: Tax Status

None.

                                  SCHEDULE 5(v)

                         Pro Tech: Certain Transactions

None.

                                  SCHEDULE 6(c)

                               NCT: Capitalization

1. Options to purchase 46,771,428 shares of common stock of NCT have been granted by NCT under the 1992 Stock Option Plan at exercise prices ranging from $0.16 per share to $1.00 per share of common stock.

2. Options to purchase 1,350,000 shares of common stock of NCT have been granted by NCT under the 1987 Stock Option Plan at exercise prices ranging from $0.16 per share to $1.00 per share of common stock.

3. Options to purchase 609,000 shares of common stock of NCT have been granted by NCT under the Non-Statutory Stock Option Plan at exercise prices ranging from $0.2656 per share to $0.50 per share of common stock.

4. Warrant was issued to acquire 6,666,667 shares of common stock of NCT at an exercise price of $0.1875 per share of common stock, in connection with an agreement with Product Resource Group, LLC.

5. Warrant was issued in connection with issuance of a convertible note by NCT to the note holder to acquire $500,000 worth of shares of common stock of either NCT Group, Inc. or Pro Tech Communications, Inc. at the note holders election at an exercise price of $0.21 per share or $0.44 per share per share of common stock, respectively.

6. Warrant was issued in conjunction with curing certain note defaults by NCT to the note holder to purchase 500,000 shares of common stock of NCT at an exercise price of $0.13 per share.

7. Warrant was issued to acquire up to 10,000,000 shares of common stock of NCT at an exercise price of $0.317 per share of common stock, in consideration for advisory services with respect to financings completed during 2000.

8. Warrants were issued to consultants to acquire an aggregate of 2,625,000 shares of common stock of NCT at exercise prices ranging from $0.41 to $0.59.

9. Warrants were issued to officers, vendors, consultants and investors to acquire an aggregate of 4,631,664 shares of common stock of NCT at exercise prices ranging from $0.14 to $0.59.

10. Under the terms of sale of 2,145 common shares of NCT Audio Products 160 such shares remain that are exchangeable into NCT common stock at a predetermined exchange ratio. Assuming a $0.14 five-day average closing bid price, the company approximates 2,862,595 shares of its common stock could be exchanged for the remaining NCT Audio shares.

11. Under the terms of sale of 1,000 common shares of Connectclearly.com, 323 such shares remain that are exchangeable into NCT common stock at a predetermined exchange ratio. Assuming a $0.14 five-day average closing bid price, the company approximates 3,316,518 shares of its common stock could be exchanged for the remaining Connectclearly.com shares.

12. Under the terms of sale of 1,500 Series A convertible preferred shares of Pro Tech Communications, Inc. such shares may be exchangeable for NCT common stock. 100 shares of Series A preferred stock remain outstanding and are exchangeable for NCT common stock at a predetermined exchange ratio. Assuming a $0.14 five-day average closing bid price, the company approximates 893,000 shares of NCT's common stock could be issued for the remaining outstanding shares of Pro Tech Series A Preferred Stock.

13. Under the terms of a new equity credit agreement between NCT and Crammer Road LLC, NCT is obligated to put $17 million worth of its common stock to Crammer. Assuming a $0.14 five-day average closing bid price, the company approximates 200 million shares of its common stock could be issued and or sold with respect to this agreement

14. In connection with the execution of the new private equity credit agreement, for each $100,000 of our common stock sold under the new equity credit agreement, Crammer is entitled to an additional warrant for 1,000 shares of our common stock at an exercise price per share equal to 100% of the average of the closing prices for our common stock for twenty trading days prior to issuance of the warrant. Assuming a $0.14 five-day average closing bid price, the company approximates 170,000 shares of its common stock could be issued related to this warrant arrangement

15. Pursuant to the exchange agreement between NCT and Crammer Road, LLC, the holder of DMC-NY common stock,. NCT issued to Crammer 13,333,333 shares of NCT common stock in exchange for 2,000 shares of common stock of DMC-NY. According to the terms of the exchange agreement, we are also obligated to issue the holder additional shares, known as the Reset Shares, of NCT common stock if the closing bid price for the five business days prior to effectiveness of the registration statement is less than $0.16 per share. Assuming a $0.14 five-day average closing bid price, the company approximates 1,904,667 shares of its common stock could be issued related to Reset Shares.

16. We are required to issue additional shares of common stock to the former shareholders of Theater Radio Network (known as DMC Cinema, Inc.) in the future under certain earnout provisions. If such provisions are achieved for each measurement period, at $0.14 per share as the trailing market price, we would be obligated to issue up to 17,857,143 shares.

17. With respect to the acquisition of Midcore Software, additional purchase consideration includes $1,725,000 to be paid by NCT in cash over 36 months based upon earned royalties, as defined in the merger agreement. If after 36 months the total royalty has not been earned, the recipients have the right to collect the remaining unpaid balance in cash or through the issuance of our common stock, at their election. In addition, we are obligated to issue additional shares of common stock, known as the Look Back Shares, if the value of certain shares issued at the closing is less than $1.5 million on the third anniversary of the closing. Conversely, if the value of those shares is more than $1.5 million on the third anniversary of the closing, shares of our common stock would be returned to us. Assuming a $0.14 five-day average closing bid price, the company approximates 6,382,281 shares of its common stock could be issued related to the Look Back Shares.

18. NCT entered into a subscription agreement with an accredited investor pursuant to a private placement of a $250,000 convertible note to the investor and a $17,500 convertible note as a finder's fee. Such notes mature March 14, 2002 and bear interest at 8% per annum, payable at maturity. The notes are convertible into shares of NCT common stock from and after July 15, 2001. Assuming a $0.14 five-day average closing bid price, the company approximates 2,985,491 shares of its common stock could be issued related to these notes and interest accrued thereon.

19. NCT entered into an exchange agreement with Crammer Road, LLC, the holder of DMC-NY common stock, pursuant to which NCT issued to Crammer Road a convertible note of $1,000,000. Such convertible note matures on December 31, 2001. The note is convertible into shares of NCT common stock from and after July 15, 2001 at a conversion price per share equal to 93.75% of the average closing bid price of NCT common stock for the five consecutive trading days prior to conversion. The company approximates 9,523,810 shares of common stock for the conversion of this convertible note and interest accrued thereon.

20. NCT entered into a subscription agreement with an accredited investor pursuant to a private placement of a $125,000 convertible note to the investor and a $8,750 convertible note as a finder's fee. Such notes mature on April 12, 2002 and bear interest at 8% per annum, payable at maturity.
     The notes are convertible into shares of NCT common stock from and after July 15, 2001 at a conversion price per share equal to 80% of the lowest closing bid price of NCT common stock for the five trading days prior to conversion. At $0.14 per share, the company approximates 1,492,746 shares of common stock for the conversion of this convertible note and interest accrued thereon.

21. Artera Group, Inc., entered into a private placement of $5,040,000 of its convertible notes with six accredited investors. The Artera convertible notes mature January 9, 2002 and bear interest at 6% per annum, payable at maturity. Such convertible notes are immediately convertible into shares of Artera common stock. Pursuant to an exchange rights agreement, as modified, entered into by NCT and the holders of the Artera convertible notes, such notes are exchangeable for shares of NCT common stock from and after April 5, 2001 at an exchange price per share of 100% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, the company approximates NCT may be obligated to issue 37,157,143 shares of common stock upon the exchange of the Artera convertible notes.

22. Artera entered into a private placement with two accredited investors for $875,000 of its convertible notes. These Artera convertible notes mature April 4, 2002 and bear interest at 6% per annum, payable at maturity. Such convertible notes are convertible into shares of Artera common stock. Pursuant to an exchange rights agreement dated April 4, 2001, entered into by NCT and the holders of these Artera convertible notes, such notes are exchangeable for shares of NCT common stock from and after September 15, 2001 at an exchange price per share of 100% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, NCT would need a reserve of 7,812,500 shares of common stock for the exchange of the April 4, 2001 Artera notes.

23. NCT Video Displays, Inc, entered into a subscription agreement with an accredited investor pursuant to a private placement of a $500,000 convertible note. The NCT Video note matures on December 31, 2001 and bears interest at 8% per annum, payable at maturity. Such convertible note is convertible into shares of NCT Video common stock from and after July 31, 2001. Pursuant to an exchange rights agreement entered into by NCT and the holder of the NCT Video convertible note, such note is exchangeable for shares of NCT common stock from and after September 15, 2001 at an exchange price per share of 93.75% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, NCT may be obligated to issue 4,761,905 shares of common stock for the exchange of the NCT Video note and interest accrued thereon.

24. Carole Salkind, an accredited investor and spouse of a former director of NCT, is a holder of secured convertible notes of the company in an aggregate principal amount of $4.4 million. The holder has the right at any time on or prior to the day the notes are paid in full, to convert at any time, all or from time to time, any part of the outstanding and unpaid amount of the notes into fully paid and non-assessable shares of common stock of the company at the predetermined conversion prices. Using the various predetermined conversion prices per share, the company approximates 41,433,710 shares of common stock for the conversion of these convertible notes and interest accrued thereon.

25. Artera entered into a private placement with 2 accredited investors for $375,000 of its convertible notes. These Artera convertible notes mature May 25, 2002 and bear interest at 6% per annum, payable at maturity. Such convertible notes are convertible into shares of Artera common stock. Pursuant to an exchange rights agreement dated May 25, 2001, entered into by NCT and the holders of these Artera convertible notes, such notes are exchangeable for shares of NCT common stock from and after September 15, 2001 at an exchange price per share of 100% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, NCT approximates 2,678,571 shares of common stock for the exchange of the May 25, 2001 Artera notes.

26. Artera entered into a private placement with 6 accredited investors for $1,250,000 of its convertible notes. These Artera convertible notes mature June 29, 2002 and bear interest at 6% per annum, payable at maturity. Such convertible notes are convertible into shares of Artera common stock. Pursuant to an exchange rights agreement dated June 29, 2001, entered into by NCT and the holders of these Artera convertible notes, such notes are exchangeable for shares of NCT common stock from and after November 30, 2001 at an exchange price per share of 100% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, NCT approximates 8,928,571 shares of common stock for the exchange of the June 29, 2001 Artera notes.

27. Pursuant to an exchange rights agreement dated June 29, 2001, entered into by NCT and the certain holders of Artera Convertible Series A Preferred Stock, such preferred shares, aggregating $4,276,000 in stated value, are exchangeable for shares of NCT common stock from and after November 30, 2001 at an exchange price per share of 100% of the average closing bid price of NCT common stock for the five trading days prior to the exchange. At $0.14 per share, NCT approximates 30,542,857 shares of common stock for the exchange of the Artera Series A Convertible Preferred shares.

                                  SCHEDULE 6(e)

                                 NCT: Conflicts

None.

                                  SCHEDULE 6(f)

                            NCT: Defaults, Violations

None.

                                  SCHEDULE 6(g)

                                  NCT: Consents

None.

                                  SCHEDULE 6(i)

                             NCT: Subsequent Events

None.

                                  SCHEDULE 6(j)

                                 NCT: Litigation

     On June 26, 2001, DMC and NCT were ordered to appear for a prejudgement remedy hearing in Superior Court, District of Fairfield, CT (the "Court") on June 26, 2001 with respect to a default in the terms of a Resolution Agreement , entered into on January 11, 2001 and a May 11, 2001 agreement between NCT, DMC and Production Resource Group, L.L.C., known as PRG. The amount due PRG is in dispute. The Company believes it has recorded all liability related to the PRG transactions. The Court determination in this matter is pending.

                                  SCHEDULE 6(p)

                                   NCT: Title


      Salkind Convertible Notes:
      -------------------------

     Security interest in NCT's now owned and hereinafter acquired inventory or receivables in respect thereof and all products and proceeds thereof.

                                  SCHEDULE 6(u)

                                 NCT: Tax Status

None.

                                  SCHEDULE 6(v)

                            NCT: Certain Transactions

None.

                                  SCHEDULE 7(m)

          Holders of Series A Convertible Preferred Stock of Pro Tech
                              (as of July 30, 2001)

Name of Holder          Address                 Number of Series A Shares Owned
--------------         ----------------------  --------------------------------

Austost Anstalt Schaan  7440 Fuerstentum                    35
                        Landstrasse 163
                        Vaduz, Lichtenstein

Balmore Funds S.A.      Trident Chambers                    35
                        P.O. Box 146
                        Road Town
                        Tortola, BVI

Zakeni Limited          620 Wilson Ave., Suite 501          19
                        Toronto, Canada
                        M3K1Z




     If other than to the record holder of the Series B Preferred Shares, any applicable transfer tax must be paid by the undersigned.